UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2007

Commission File Number: 000-49768

ASIA INTERACTIVE MEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	43-195-4778
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

Level 30, Bank of China Tower, 1 Garden Road, Central Hong Kong
(Address of principal executive offices)

011-852-9836-2643
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2007, Black Gardenia Corp. filed an Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to change its name from Black Gardenia Corp. to China Interactive Media, Inc. (“China Interactive”) The amendment became effective on February 23, 2007.

However, due to regulations in China regarding the use of the word “China” in the name of a company, China Interactive had to change its name. Therefore, on March 22, 2007, China Interactive filed an Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to change its name from China Interactive Media, Inc. to Asia Interactive Media Inc. The amendment became effective on March 22, 2007.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

99.1	Certificate of Amendment filed with the Nevada Secretary of State on February 23, 2007.
99.2	Certificate of Amendment filed with the Nevada Secretary of State on March 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2007	ASIA INTERACTIVE MEDIA INC.
(Registrant)

By:	/s/ Toby Chu
Toby Chu, President and Chief Executive Officer